
UNITED STATES
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POSTAL SERVICE

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               ORDER/SOLICITATION/OFFER/AWARD                                     1.  REQUISITION NO
      OFFEROR TO COMPLETE BLOCKS 13, 14, 16, 18, 23, 24 and 29                        01-00398            PAGE 1      OF      1

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   2. CONTRACT/ORDER NO.   3. AWARD/EFFECTIVE DATE  4. MASTER/AGENCY CONTRACT NO. 5. SOLICITATION NO.   6.  SOLICITATION ISSUE DATE
      072368-01-P--0378           04/06/01                                           072368-01-A-0040       12/15/2000

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   7. FOR SOLICITATION         a. NAME                   b.  TELEPHONE NO.        c. FACSIMILE NO.      8.  OFFER DUE DATE/TIME
      INFORMATION CALL         Patricia D. Kain              (303) 369-1248          (303) 369-1207         01/16/2001  2:00 PM (M)

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   9. ISSUED BY:                              10. ACO    11.  SOLICITATION        12. DELIVERY FOR FOB  13. DISCOUNT TERMS
      U S POSTAL SERVICE                          CODE        METHOD                  DESTINATION UNLESS
      PURCHASING & MATERIALS SERVICE CTR                                              BLOCK IS CHECKED      SEE 1.2
      3300 S PARKER RD STE 400                                [ ] RFQ
      AURORA CO 80014-3500                        072368      [X] RFP
     EMAIL:  pkain@email.usps.gov                             [ ] ORAL                [X] SEE SCHEDULE

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   14a. SUPPLIER                                         15a. BILLING INSTRUCTIONS
   AMERICAN LOCKER SECURITY
        SYSTEMS, INC.
   608 ALLEN STREET
   JAMESTOWN, NY  14701-3966                                  ELECTRONIC DATA INTERCHANGE

   TEL:  800-828-9118         FAX:  716-483-2822
   EMAIL:  rglosser@americanlocker.com

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   14.b. [ ] CHECK BOX IF REMITTANCE IS DIFFERENT        15b. SUBMIT INVOICES TO ADDRESS SHOWN BLOCK 15A
             AND PUT SUCH ADDRESS IN OFFER                    UNLESS BLOCK IS CHECKED     [ ] SEE ADDENDUM


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   16.  TYPE OF BUSINESS ORGANIZATION (Check all that apply)         17a. DELIVERY ADDRESS
        a. [ ]  MINORITY BUSINESS        b. [ ]  WOMAN-OWNED
        1. [ ]  BLACK AMERICAN           c. [X]  SMALL BUSINESS
        2. [ ]  HISPANIC AMERICAN        d. [ ]  EDUCATIONAL OR              ESTABLISHED AT TIME ORDER IS ISSUED
        3. [ ]  NATIVE AMERICAN                  OTHER NON-PROFIT
        4. [ ]  ASIAN AMERICAN           e. [ ]  NONE OF THE ABOVE
                                                 ENTITIES            17b. PHONE NO.:

   18.  TAXPAYER IDENTIFICATION NO.:  16-1068506                     17c. DELIVER BY/END DATE:
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      19.                      20.                          21.            22.                23.                         24.
    ITEM NO.       SCHEDULE OF SUPPLIES/SERVICES          QUANTITY        UNIT             UNIT PRICE                    AMOUNT
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   ---------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL AWARD AMOUNT (USPS Use Only)

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   26a.  [X] Solicitation  Incorporates By Reference PM Provision 4-1 INSTRUCTION TO OFFERORS - COMMERCIAL  ITEMS, and PM Clause
   4-2 CONTRACT TERMS AND CONDITIONS - COMMERCIAL   ITEMS.   PM   Provision   4-3  OFFEROR   REPRESENTATION   AND
   CERTIFICATIONS  -  COMMERCIAL  ITEMS,  and PM Clause 4-3  CONTRACT  TERMS AND CONDITIONS  REQUIRED TO IMPLEMENT  STATUTES OR
   EXECUTIVE  ORDERS - COMMERCIAL ITEMS. [X} are   [ ] are not attached.
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   26b.  [ ] Contract/Purchase Order Incorporates By Reference PM Clause 4-2 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS.
   PM Clause 4-3 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUES OR EXECUTIVE ORDERS - COMMERCIAL ITEMS.  [ ] is
   [ ] is not attached.
   --------------------------------------------------------------- -----------------------------------------------------------------
   27.  [X] The supplier is required to sign this document and return 1 copies     28. [X] Award of Contract:  Reference ___________
        to the issuing office.  The supplier agrees, subject to the terms and          offer dated ________________.  Your offer on
        conditions specified herein, to provide and deliver all items identified       solicitation (block 5), including any
        above and on any additional sheets.                                            additions or changes that are set forth
                                                                                       herein, is accept4ed as to Items 001 through
                                                                                       010.
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   29a. SIGNATURE OF SUPPLIER                                                      30a. UNITED STATES POSTAL SERVICE
        /s/ Roy J. Glosser                                                              (SIGNATURE OF CONTRACTING OFFICER)
                                                                                        /s/ Roy C. Sandusky


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   29b. PRINTED NAME AND TITLE OF SUPPLIER      29c. DATE SIGNED     30b. PRINTED NAME OF CONTRACTING OFFICER     30c.  DATE SIGNED
   ROY J. GLOSSER, PRESIDENT                         2/15/01                  Roy C. Sandusky                               4/6/01
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         PS FORM 8203
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                                                                        PART:  1


                              PRIVACY ACT STATEMENT


         To the extent that the  information you provide is about an individual,
         the  Privacy  Act  will  apply.   Collection  of  that  information  is
         authorized  by 39 USC 401. As a routine  use,  the  information  may be disclosed to an appropriate government agency, domestic or foreign, for law enforcement  purposes;  where  pertinent,  in a legal proceeding to which the USPS is a party or has an interest; to a government agency in order to obtain  information  relevant  to a USPS  decision  concerning employment,  security clearances,  contracts, licenses, grants, permits or  other  benefits;  to a  government  agency  upon its  request  when relevant to its decision concerning  employment,  security  clearances, security or suitability investigations, contracts, licenses, grants, or other  benefits;  to a  congressional  office  at your  request;  to an expert,  consultant,  or other person under  contract  with the USPS to fulfill an agency function;  to the Federal Records Center for storage;
         to the Office of  Management  and  Budget for review of private  relief legislation;  to an independent  certified public  accountant during an official audit of USPS  finances;  to an  investigator,  administrative
         judge  or  complaints   examiner  appointed  by  the  Equal  Employment
         Opportunity  Commission  for  investigation  of a formal EEO  complaint under 29 CFR 1614; to the Merit Systems  Protection  Board or Office of
         Special Counsel for proceedings or investigations  involving  personnel practices  and other  matters  within  their  jurisdiction;  to a labor organization  as required by the  National  Labor  Relations  Act; to a
         federal,  state  or  local  agency,   financial  institution  or  other
         appropriate  entity for the purpose of  verifying  an  individual's  or entity's  eligibility or suitability for engaging in a transaction.  In addition,  the  following  disclosures  may be  made to any  person:  a solicitation  mailing  list when a purchase is highly  competitive  and
         competitions  will  not  be  harmed  by  release,   or  to  provide  an
         opportunity for potential  subcontractors  seeking business;  a list of lessors of real or personal  property to the Postal Service;  a list of entities with whom the Postal Service  transacts for goods or services, interests in real property,  construction,  financial  instruments,  or intellectual  property;  and the  identity of the  successful  offeror.
         Completion of this form is voluntary;  however,  if this information is not provided, we will be unable to process your request.




                                    Page: 2
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                                                                        PART:  1

072368-01-A-0040

                      PART 1 - CONTINUATION SHEET/SCHEDULE



1.1      MANDATORY SPECIFICATIONS (CLAUSE OB-58) (JUNE 1988)

         Detailed  technical  specifications  are  incorporated  by reference in
         Section I.



1.2      ITEMS AND PRICES (CLAUSE OB-89) (JUNE 1988) (TAILORED)

         The contractor shall provide Cluster Box Units (CBU's),  Outdoor Parcel
         Lockers (OPL's), and replacement pedestals as listed below and in accordance with the mandatory specifications. The delivery requirement is seven (7) days from the date the supplier receives an order to the date of shipment.

         Pricing to be submitted  on an FOB origin  basis.  Supplier  will issue
         Government  Bills of Lading (GBL) using the Freight Traffic  Management
         System (FTMS), in accordance with Attachment 2, FTMS User's Guide.

         Supplier must submit,  at a minimum,  unit pricing for each item listed
         below,  and  is  encouraged  to  submit  additional   detailed  pricing
         proposals,  including  but not  limited  to,  pricing  based on  volume discounts,  volume  rebates,  guaranteed  quantities,  and  alternative delivery schedules.  Each of supplier's pricing proposal(s) to indicate composition of products offered, i.e., metal, plastic, etc.

         Pricing for CBU's and OPL's (Items, 001, 002, 003, 004 and 009) to include the box or parcel locker AND the pedestal.

         ITEM NUMBER AND DESCRIPTION

         001 Type I CBU: 8 customer compartments, 2 parcel compartments, 1 outgoing mail compartment

         002      Type II CBU:  12 customer compartments, 1 parcel  compartment,
                  1 outgoing mail compartment

         003      Type III CBU: 16 customer compartments, 2 parcel compartments,
                  1 outgoing mail compartment

         004      Type IV CBU:  13 customer compartments,  1 parcel compartment,
                  1 outgoing mail compartment

         005      Replacement Pedestal for Type I CBU

         006      Replacement Pedestal for Type II CBU

         007      Replacement Pedestal for Type III CBU



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                                                                        PART:  1

         008      Replacement Pedestal for Type IV CBU

         009      Type I OPL:  2 parcel compartments

         010      Replacement Pedestal for Type I OPL

         011      Replacement Pedestal for Neighborhood Delivery and  Collection
                  Box Units (NDCBU's)

         012      Universal  Replacement  Pedestal  -  Indicate   in     pricing
                  proposal(s) which equipment it fits.

         As new central delivery equipment products are tested and approved by Postal Service Engineering, the Contracting Officer will conducting negotiations with the supplier to incorporate the approved product into the contract.



1.3      TERM OF CONTRACT (CLAUSE OB-12) (JUNE 1988) (TAILORED)

         The initial  term of the contract is for a two-year  period  commencing
         April 15, 2001. The Postal Service may, at its sole option, renew the contract for four additional two-year terms. If the Postal Service elects to renew the contract, the contracting officer will give the supplier 60 days written notice prior to the end of each two-year performance period. The supplier is to notify the contracting officer in writing 90 days prior to the end of each two-year performance period if, for any reason, the supplier would not agree to the Postal Service exercising its option to extend the contract.



1.4      ACKNOWLEDGEMENT OF AMENDMENTS (CLAUSE OB-199) (JANUARY 1997)

         The offeror acknowledges receipt of amendments to the solicitation numbered and dated as follows:

         Amendment Number         Date          Amendment Number         Date

             A01                1/16/01
             ---                -------           -----------            ----

             A02                2/9/01
             ---                ------            -----------            ----

             A03                2/12/01
             ---                -------           -----------            ----

             A04                2/15/01
             ---                -------           -----------            ----





                                    Page: 4

                                                                        PART:  2


072368-01-A-0040
                                PART 2 - CLAUSES



2.1      CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS  (CLAUSE 4-2) (JANUARY
         1997) (TAILORED)

         a. Assignment. The supplier or its assignee's rights to be paid amounts due as a result of performance of this contract may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727).

         b. Changes. Changes in the terms and conditions of this contract may be made only in written agreement of the parties.

         c. Disputes. The contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at PM B-9 Claims and Disputes, which is incorporated herein by reference. The supplier shall proceed diligently with performance of this contract pending final resolution of any dispute arising under the contract.

         d.       Definitions.   The   clause   at   PM B-1,   Definitions,   is
                  incorporated herein by reference.

         e. Excusable delays. The supplier shall be liable for default unless nonperformance is caused by occurrence beyond reasonable control of the supplier and without fault or negligence such as acts of God or the public enemy, acts of the Postal Service in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, usually severe weather, and delays of common carriers. The supplier shall notify the contracting officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the contracting officer of the cessation of such occurrence.

         f. Invoice. The supplier shall submit an original invoice and three copies (or electronic invoice if authorized) to the address designated in the contract to receive invoices.
                  An   invoice  must include

                  1.    Name and Address of the supplier

                  2.    Invoice date;

                  3. Contract number, contract line number and if applicable, the order number;


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

                                                                        PART:  2

                  4. Description, quantity, unit of measure, unit price and extended price of the items delivered;

                  5. Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on a Postal Service bill of lading;

                  6.    Terms of any prompt payment discount offered;

                  7.    Name and address   of  official to whom payment is to be
                        sent; and

                  8. Name, title and phone number of person to be notified in event of defective invoice.

                  Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment.

         g. Patent indemnity. The supplier shall indemnify the Postal Service and its officers, employees and agents against liability, including costs for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the supplier is reasonably notified of such claims and proceedings.

         h. Payment. Payment shall be made for items accepted by the Postal Service that have been delivered to the delivery destinations set forth in this contract. The Postal Service will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Payments under this contract may be made by the Postal Service either by check or electronic funds transfer at the option of the Postal Service.

                  In conjunction with any discount offered for early payment, time shall be computed from the date of the invoice. For purposes of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the date on which an electronic funds transfer was made.

         i. Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the supplier until, and shall pass to the Postal Service upon:

                  1. Delivery of the supplies to a carrier, if transportation of f.o.b. origin, or;

                  2.    Delivery  of  the  supplies  to  the  Postal  Service at
                        the   destination   specified    in   the   contract, if
                        transportation is f.o.b. destination.

         j.       Taxes.  The contract price includes all   applicable  Federal,
                  State, and local taxes and duties.



                                    Page: 6

                                                                        PART:  2

         k. Termination for the Postal Service's convenience. The Postal Service reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the supplier shall immediately stop all work and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the supplier shall be paid a percentage of the work performed prior to the notice of termination, plus reasonable charges the supplier can demonstrate to the satisfaction of the Postal Service using its standard record keeping system, have resulted from the termination. The supplier shall not be required to comply with the cost accounting standards and principles for this purpose. This paragraph does not give the Postal Service any right to audit the supplier's records. The supplier shall not be paid for any work performed or costs incurred which reasonable could have been avoided.

         l. Termination for default. The Postal Service may terminate this contract, or any part hereof, for default by the supplier, or if the supplier fails to provide the Postal Service, upon request, with adequate assurance of future performance. In the event of termination for default, the Postal Service shall not be liable to the supplier for any amount for supplies or services not accepted, and the supplier shall be liable to the Postal Service for any and all rights and remedies provided by law. If it is determined that the Postal Service improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

         m. Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Postal Service upon acceptance, regardless of when or were the Postal Service takes physical possession.

         n. Warranty. The supplier warrants and implies that the items delivered under this contract are merchantable and fit for the use for the particular purpose described in this contract.

         o. Limitation of liability. Except as otherwise provided by an express or implied warranty, the supplier will not be liable to the Postal Service for consequential damages resulting from any defect or deficiencies in accepted items.

         p. Other compliances. The supplier shall comply with all applicable Federal, State, and local laws, executive orders, rules and regulations applicable to its performance under this contract.

         q. Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order: (1) the schedule of supplies and services;
                  (2) the Assignment, Disputes, Payments, Invoice, Other Compliances and Compliance with Laws Unique to the Postal Service Contracts paragraphs of this clause; (3) the clause at 4-3 Contract Terms and Conditions Required to Implement Statutes or Executive Orders - Commercial Items; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this


                                    Page: 7

                                                                        PART:  2

                  clause; (7) PS Form 8203; (8) other documents, exhibits, and attachments, and (9) the specifications.


2.2      INSPECTION AND ACCEPTANCE - SUPPLIES (CLAUSE 2-1) (JUNE 1999)

         a. The supplier must ensure and be able to substantiate that all supplies and services purchased by the Postal Service conform to the requirements specified in the contract.

         b. The Postal Service may reject defective supplies or services and:

                  1.    Require   replacement  or  correction   of  the  defects
                        without cost to the Postal Service;

                  2.    Acquire replacement  products at the supplier's expense;
                        or

                  3.    Accept the supplies or services at a reduced price.

         c. The contracting officer may revoke acceptance if nonconforming performance is accepted (1) because it has not been discovered before acceptance, as a result of the difficulty of discovery or because of the supplier's assurances, or (2) on the basis of a reasonable assumption that it would be cured.

         d. The Postal Service has the same rights and duties upon revocation as upon rejection. Revocation of acceptance must occur within a reasonable time after the contracting officer discovers the deficiency.

         e. The Postal Service reserves the right to inspect the supplies or services provided under this contract at any stage of contract performance. Inspection by the Postal Service does not relieve the supplier of the responsibility to provide performance that conforms to the requirements set forth in this contract.



2.3      QUALITY ASSURANCE II - SUPPLIES (CLAUSE 2-3) (JANUARY 1997)

         a. The supplier's quality system must comply with the ISO 9001 quality system model, or a quality system deemed equivalent by the Postal Service.

         b.       The Postal Service has the right to evaluate the acceptability
                  and effectiveness of the supplier's quality   system,   before
                  award, and during contract performance.

         c. All supplier records pertaining to this contract must be kept by the supplier during contract performance and for three years after final payment is made under this contract.



                                    Page: 8

                                                                        PART:  2

2.4      REPLACEMENT PARTS AVAILABILITY (CLAUSE OB-87) (JUNE 1988)

         The contractor guarantees that replacement parts for each item in this contract will be available for the system's or item's life. The contractor must notify the Postal Service at least 180 days before anticipated phase-out of any replacement parts. If parts will not be available from the contractor and the Postal Service has a continued need for them, the Postal Service may require the contractor to furnish data to assist the Postal Service in obtaining them from another source.



2.5      PREFERENCE FOR DOMESTIC SUPPLIES (CLAUSE 1-9) (APRIL 2000)

         a. A six percent proposal evaluation preference will be given to domestic-source end products in accordance with chapter 1, section 7 of the USPS Purchasing Manual. For the purposes of this clause:

                  (1) End products. Articles, materials, and supplies to be acquired under this contract for Postal Service use;

                  (2)      Components.   Articles,  materials,  and     supplies
                           directly incorporated in end products; and

                  (3) Domestic-source end product. This is (a) an unmanufactured end product mined or produced in the United States, or (b) an end product manufactured in the United States the cost of whose components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. For procurements in excess of $25,000, Canadian end products are treated as domestic. Components of foreign origin of the kind referred to in subparagraphs b(2) or b(3) below will be treated as components mined, produced, or manufactured in the United States.

         b.       The contractor  agrees that there will be delivered under this
                  contract  only  domestic-source  end    products,   except end
                  products:

                  (1) That the Postal Service determines are not mined, produced, or manufactured in the United States in sufficient and reasonably available commercial quantities and of a satisfactory quality;

                  (2) For which the vice president of Purchasing and Materials determines that domestic preference is inconsistent with the interest of the Postal Service; or

                  (3)      For   which  the  vice  president  of  Purchasing and
                           Materials determines the cost to the Postal Service to be unreasonable.


                                    Page: 9

                                                                        PART:  2
2.6      ORDERING (CLAUSE 2-39) (JANUARY 1997) (TAILORED)

         a. Supplies to be furnished under this contract will be ordered by electronic data interchange (EDI) only during the period and by the activities specified in the Schedule.

         b.       The supplier   must report  to the  contracting officer in the
                  format and intervals specified in the Schedule.

         c.       All orders   are  subject to the  terms and conditions of this
                  contract. If there is any conflict between an order and this contract, the contract is controlling.



2.7      ELECTRONIC DATA INTERCHANGE (EDI)

         a. Supplier's system must be implemented, operational and usable in the Postal Service Electronic Data Interchange (EDI) environment within 30 calendar days following contract award, or by the contract effective date, whichever is earlier. USPS EDI standards are included as Attachment 4, Supplier Interface Guide for Electronic Ordering.

         b. The Postal Service will conduct business to business EDI exchange acceptance testing to verify the supplier's capability utilizing test scripts, files, verifying mapping, system testing, error notification, etc., at no charge to either party prior to supplier bringing up a fully operational and usable system.



2.8      OFFICES AUTHORIZED TO PLACE ORDERS

         Orders are to be placed by the designated ordering officials at the approximate 85 ordering locations. A list of ordering officials will be provided at time of contract award.



2.9      REPORTS

         The supplier must provide reports by accounting period of all units ordered and all units delivered under this contract. The reports must be sorted by District and mailed at the close of each accounting period to each District ordering office with activity for that accounting period. Report information is to be compiled using the software provided by the Postal Service and must be transmitted electronically to the Contracting Officer at the close of each accounting period.



2.10 PACKING FOR DOMESTIC AND OVERSEAS SHIPMENT (CLAUSE OB-9) (JANUARY 1997) (TAILORED)

         Material must be packed for shipment in such a manner that will ensure acceptance by the Postal Service or common carriers and safe delivery at destination. Containers and closures must comply with the Interstate Commerce Commission regulations, Uniform



                                    Page: 10

                                                                        PART:  2

         Freight Classification Rules, or  regulations  of   other  carriers  as
         applicable  to  the  mode  of transportation.

         Material must be packed for overseas shipment in accordance with the best commercial export practice suitable for water movement, to arrive undamaged at ultimate destination.

         All orders must be palletized and must be strapped or shrink-wrapped to pallets. Delivery offices must be notified at least 24 hours in advance of delivery.

         Offices having special delivery or notification requirements must clearly note any special instructions on the order.



2.11     MARKING REQUIREMENTS (CLAUSE OB-33) (SEPTEMBER 1988)

         The contractor must mark/stencil all shipping containers as follows:

                  United States Postal Service
                  (Description of Contents)
                  (Contract No.)
                  (Delivery Order No., if any)
                  (Contractor Name and Address)

         Parenthetical part of marking requires insertion of data by the contractor.



2.12     OPTION TO RENEW (WITH PRELIMINARY NOTICE) (CLAUSE 2-20) (JANUARY 1997)

         This contract is renewable, at the option of the Postal Service, by the contracting officer giving written notice of renewal to the supplier within the period specified in the Schedule; provided that, the contracting officer will have given preliminary notice of the Postal Service's intent to renew at least sixty (60) days before this contract is to expire (such a preliminary notice will not be deemed to commit the Postal Service to renewals). If the Postal Service exercises this option for renewal, the contract as renewed includes this option clause. The duration of this contract, including renewals, may not exceed the time limit set forth in the Schedule.



2.13 ECONOMIC PRICE ADJUSTMENT (INDEX METHOD) (CLAUSE 2-29) (JANUARY 1997) (TAILORED)

         Regardless of actual changes in the cost of labor and material during the performance period of this contract, price adjustments necessitated by such changes shall be considered annually only as provided in this clause.

         Supplier is required to provide cost disclosure on all box types for each pricing proposal submitted. This will become the baseline for all future price adjustments. Parties to


                                    Page: 11

                                                                        PART:  2

         agree on the price/cost rates (i.e., overhead, G&A, profit) to be used. The Bureau of Labor Statistics published index becomes source data for all future price adjustments of the contract's established baseline.

         The adjustment formula may identify some or all of the following as appropriate:

         1.       Contract line   items,  cycles,  production runs or such other
                  portion   of   the contract that will be subject to adjustment
                  according to this clause;

         2.       base unit price to be adjusted;

         3.       portion of the base unit price subject to adjustment;

         4. index that will be used for the adjustment, paying particular attention to describe the index to avoid confusion over which release (i.e., preliminary, seasonally adjusted, subsequently revised, or final), issue, or date will be applicable;

         5.       percent of the price governed by the chosen index;

         6.       adjustment period;

         7.       base period; and

         8. degree of specificity of the result (i.e., number of decimal places to be used).

         Index possibilities include the following:

         ALUMINUM

         1.       PP1133541225NS (aluminum other extruded shapes - except tube)

         2.       PAL380)ALY (Metals Week 380 alloy spot price - cents per lb)

         PLASTIC

         1.       PP11282INS (plastic materials and resins)

         2.       PP13083NS (laminated plastic plate, sheet and profile shapes)

         DIRECT LABOR

         1.       ECIWSPBNFS (eci, wages and salaries nonfarm laborers)

         Should the selected index be discontinued or substantially altered, both parties shall agree upon an appropriate replacement.


                                    Page: 12

                                                                        PART:  2

2.14     DELIVERY-ORDER LIMITATIONS (CLAUSE 2-40) (JANUARY 1997) (TAILORED)

         a. Each Postal District is prohibited from ordering in excess of 100 units in any single order, or 300 during any monthly period, without the supplier's assurance that the delivery requirement of the contract will not be jeopardized and that acceptance of excess quantities from one District will not prohibit other Districts from placing orders against the contract.

         b. If it is the supplier's intent not to honor an order received that exceeds the limitations stated in paragraph a. above, the supplier must return the order to the ordering office within one day after issuance, with a written notice rejecting the order and giving the reasons. The Postal Service may then obtain the supplies from another source. If the supplier does not return the order with a notice of rejection as required, the supplier must honor the order as issued.



2.15     INDEFINITE QUANTITY (CLAUSE 2-42) (JANUARY 1997) (TAILORED)

         a.       This  is  an  indefinite-quantity   contract;  the    supplies
                  specified in the Schedule are not purchased until ordered.

         b. Delivery or performance must be as directed in orders issued in accordance with the Ordering clause and the contract Schedule. The supplier must furnish to the Postal Service, when ordered, the supplies specified in the Schedule. There is no limit on the number of orders that may be issued. Orders may require delivery to multiple destinations.

         c. Any order issued during the effective period of this contract and not completed within that period must be completed by the supplier within the time specified in the order, and the rights and obligations of the supplier and the Postal Service with respect to the order will be the same as if the order were completed during the effective period of the contract.



2.16     CONTRACT  TERMS  AND  CONDITIONS  REQUIRED  TO   IMPLEMENT  STATUTES OR
         EXECUTIVE ORDERS - COMMERCIAL ITEMS (CLAUSE 4-3) (DECEMBER 1999)

         a.       The   following  clauses are incorporated in this contract  by
                  reference:

                  (1)      Clause 9-1, Convict Labor (January 1997)

                  (2) Clause 9-5, Contract Work Hours and Safety Standards Act - Safety Standards (January 1997)

         b. If this contract is valued at $500,000 or more, Clause 3-2, Participation of Small, Minority, and Woman-owned Businesses, is incorporated into this contract by reference.



                                    Page: 13

                                                                        PART:  2


         c. If checked, the following clauses are incorporated in this contract by reference:

                  (Contracting officer will check as appropriate)

                  [_](1)   Clause 9-10, Service Contract Act (January 1997)

                  [_](2)   Clause 9-12, Fair Labor Standards   Acts and Services
                           Contract Act - Price Adjustments (January 1997)

                  [_](3) Clause 9-2, Contract Work Hours and Safety Standards Act - Overtime Compensation (January 1997)

                  [_](4)   Clause 9-3, Davis-Bacon Act (January 1997)

                  [X](5)   Clause 9-7, Equal Opportunity (January 1997)

                  [X](6)   Clause 9-13,  Affirmative   Action   for  Handicapped
                           Workers (January 1997)

                  [X](7) Clause 9-14, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (January 1997)

         d. Examination of Records. The Postal Service or its authorized representative shall have access to and right to examine any of the supplier's directly pertinent records involving transactions related to this contract. The supplier shall make available at its offices at all reasonable times the records, materials and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified for particular records. If this contract is completely or partially terminated, the records relating to the work terminated sh all be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved. As used in this clause, records include books, documents, account procedures and practices, and other data, regardless of type and regardless of form. This does not require the supplier to create or maintain any record that the supplier does not maintain in the ordinary course of business or pursuant to a provision of law.

         e. Notwithstanding the requirements of the clauses in paragraphs a., b., c., or d. of this clause, the supplier is not required to include any PM clause, other than those listed below (and as may be required by an addenda to this paragraph) in a subcontract for commercial items or commercial components:

                  (1)      Clause 9-7, Equal Opportunity (January 1997)

                  (2) Clause 9-14, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (January 1997)

                  (3)      Clause 9-13,  Affirmative  Action  for    Handicapped
                           Workers (January 1997)


                                    Page: 14

                                                                        PART:  2

2.17     FAILURE TO DELIVER

         The supplier's failure to deliver within the stipulated timeframes of this contract shall allow the Postal Service the option of giving the order to another source or take other appropriate action. Supplier's failure to perform will subject supplier to the Liquidated Damages clause of this contract.

         If this contract is awarded based on minimum/maximum quantities and the Postal Service exercises its right to go to another source for those quantities the supplier failed to deliver, the Postal Service shall apply those quantities to the minimum quantities indicated in this contract.



2.18     LIQUIDATED DAMAGES (CLAUSE 2-10) (JANUARY 1997) (TAILORED)

         a. If the supplier fails to deliver the supplies within the time specified in this contract, or any extension, the supplier must, in place of actual damages, pay to the Postal Service $1.00 per unit for liquidated damages for each calendar day of delay.

         b. If completion, delivery, or performance is delayed beyond the contract dates, the Postal Service may terminate this contract in whole or in part under the termination for default clause, and the supplier will be liable for the agreed liquidated damages accruing until the time the Postal Service may reasonably obtain delivery or performance of similar facilities, supplies, or services. The liquidated damages will be in addition to excess costs of reprocurement.

         c. The supplier will not be charged with liquidated damages when the delay in completion, delivery, or performance arises out of causes beyond the control and without the fault or negligence of the supplier.



2.19     SMALL, MINORITY AND WOMAN-OWNED BUSINESS   SUBCONTRACTING  REQUIREMENTS
         (CLAUSE 3-1) (FEBRUARY 1999)

         a. All suppliers except small businesses must submit a subcontracting plan that is specific to this contract, and that separately addresses subcontracting with small, minority and woman-owned businesses. A plan approved by the Postal Service must be included in and made a part of the contract. Lack of an approved plan may make the supplier ineligible for award. A subcontract is defined as any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service supplier or subcontractor calling for supplies or services required for performance of the contract or subcontract.

         b.       The supplier's subcontracting plan must include the following:

                  1. Goals, in terms of percentages of the total amount of this contract that the supplier will endeavor to
                           subcontract  to  small,   minority  and   woman-owned



                                    Page: 15

                                                                        PART:  2


                           businesses. The supplier must include all subcontracts that contribute to contract performance, and may include a proportionate share of supplies and services that are normally allocated as indirect costs.

                  2.       A statement of the:

                           (a)      Total   dollars planned to be  subcontracted
                                    under this contract; and

                           (b)      Total   of   that   amount   planned   to be
                                    subcontracted to small, minority and woman-owned businesses.

                  3. A description of the principal types of supplies and services to be subcontracted under this contract, identifying the types planned for subcontracting to small, minority and woman-owned businesses.

                  4. A description of the method used to develop the subcontracting goals for this contract.

                  5. A description of the method used to identify potential sources for solicitation purposes, and a description of efforts the supplier will make to ensure that small, minority and woman-owned businesses have an equitable opportunity to compete for subcontracts.

                  6. A statement as to whether the offer included indirect costs in establishing subcontracting goals for this contract, and a description of the method used to determine the proportionate share of indirect costs to be incurred with small, minority and woman-owned businesses.

                  7.       The name of the  individual employed  by the supplier
                           who   will administer the subcontracting program, and
                           a description of the individual's duties.

                  8. Assurances that the supplier will require all subcontractors receiving subcontracts in excess of $1,000,000 to adopt a plan similar to the plan agreed to by the supplier.

                  9. A description of the types of records the supplier will maintain to demonstrate compliance with the requirements and goals in the plan for this contract. The records must include at least the:

                           (a)      Source   lists,   guides,  and  other   data
                                    identifying small, minority and woman-owned businesses;

                           (b) Organizations contacted in an attempt to locate sources that are small, minority and woman-owned businesses;

                           (c) Records on each subcontract solicitation resulting in an award of more that $100,000, indicating whether small, minority or woman-owned businesses were solicited and if not, why not;


                                    Page: 16

                                                                        PART:  2


                           (d)      Records to support subcontract award   data,
                                    including the name, address, and business size of each subcontractor.

         c. Reports. The supplier must provide reports on subcontracting activity under this contract on a calendar-quarter basis. The report must be one of the types described in Clause 3-2, Participation of Small, Minority and Woman-owned Businesses.



2.20     PARTICIPATION   OF  SMALL,    MINORITY   AND   WOMAN-OWNED   BUSINESSES
         (CLAUSE 3-2) (FEBRUARY 1999)

         a. The policy of the Postal Service is to encourage the participation of small, minority and woman-owned businesses in its purchases of supplies and services to the maximum extent practicable consistent with efficient contract performance. The supplier agrees to follow the same policy in performing this contract.

         b.       Subject to   the agreement  of  the   supplier  and the Postal
                  Service, the supplier will report subcontracting   activity on
                  one of the following bases:

                  1. Showing direct subcontracting awards made under this contract;

                  2.       Showing subcontracting  activity that is allocable to
                           this  contract  using   generally accepted accounting
                           practices; or

                  3.       A combination of the methods listed above.

         c. The supplier will submit a report to the contracting officer within 15 calendar days after the end of each calendar-year quarter, describing all subcontract awards to small, minority, or woman-owned businesses. The contracting officer may require more frequent reports.



2.21     VALUE ENGINEERING INCENTIVE (CLAUSE 2-22) (JANUARY 1997)

         a. General. The supplier is encouraged to develop and submit value engineering change proposals (VECPs) voluntarily. The supplier will share in savings realized from an accepted VECP as provided in paragraph h below.

         b.       Definitions

                  1. Value Engineering Change Proposal (VECP). A proposal that:

                           (a)      Requires a change to the instant contract;

                           (b)      Results  in savings to the instant contract;
                                    and

                           (c)      Does not involve a change in:


                                    Page: 17

                                                                        PART:  2

                                    (i)     Deliverable end items only;

                                    (ii)    Test   quantities   due   solely  to
                                            results of  previous  testing  under
                                            the instant contract; or

                                    (iii)   Contract type only.

                  2.       Instant Contract.  The contract under which a VECP is
                           submitted.  It does not include additional   contract
                           quantities.

                  3. Additional Contract Quantity. An increase in quantity after acceptance of a VECP due to contract modification, exercise of an option, or additional orders (except orders under indefinite-delivery contracts within the original maximum quantity limitations).

                  4. Postal Service Costs. Costs to the Postal Service resulting from developing and implementing a VECP, such as net increases in the cost of testing, operations, maintenance, logistics support, or property furnished . Normal administrative costs of processing the VECP are excluded.

                  5. Instant Contract Savings. The estimated cost of performing the instant contract without implementing a VECP minus the sum of (a) the estimated cost of performance after implementing the VECP and (b) Postal Service costs.

                  6. Additional Contract Savings. The estimated cost of performance or delivering additional quantities without the implementation of a VECP minus the sum of
                          (a) the estimated cost of performance after the VECP is implemented and (b) Postal Service cost.

                  7. Supplier's Development and Implementation C osts. Supplier's cost in developing, testing, preparing, and submitting a VECP. Also included are the supplier's cost to make the contractual changes resulting from the Postal Service acceptance of the VECP.

         c.       Content.  A VECP must include the following:

                  1. A description of the difference between the existing contract requirement and that proposed, the comparative advantages and disadvantages of each, a justification when an item's function or characteristics are being altered, the effect of the change on the end item's performance, and any pertinent objective test data.

                  2.       A list and analysis of the contract requirements that
                           must be changed if the VECP  is   accepted, including
                           any suggested specification revisions.

                  3. A separate, detailed cost estimate for (a) the affected portions of the existing contract requirement and (b) the VECP. The cost reduction associated with the VECP must take into account the supplier's allowable development and implementation costs.


                                    Page: 18

                                                                        PART:  2


                  4.       A description and estimate of    costs   the   Postal
                           Service   may incur in implementing the VECP, such as
                           test and evaluation and operating and support costs.

                  5. A prediction of any effects the proposed change would have on Postal Service costs.

                  6.       A   statement   of  the  time  by  which  a  contract
                           modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

                  7. Identification of any previous submissions of the VECP to the Postal Service, including the dates submitted, purchasing offices, contract numbers, and actions taken.

         d. Submission. The supplier must submit VECPs to the contracting officer.

         e.       Postal Service Action.

                  1. The contracting officer will give the supplier written notification of action taken on a VECP within 60 days after receipt. If additional time is needed, the contracting officer will notify the supplier, within the 60-day period, of the expected date of a decision. The Postal Service will process VECPs expeditiously but will not be liable for any delay in acting upon a VECP.

                  2. If a VECP is not accepted, the contracting officer will so notify the supplier, explaining the reasons for rejection.

         f. Withdrawal. The supplier may withdraw a VECP, in whole or in part, at any time before its acceptance.

         g.       Acceptance.

                  1. Acceptance of a VECP, in whole or in part, will be by execution of a supplemental agreement modifying this contract and citing this clause. If agreement on price (see paragraph h below) is reserved for a later supplemental agreement, and if such agreement cannot be reached, the disagreement is subject to the Claims and Disputes clause of this contract.

                  2.       Until a VECP  is  accepted by contract  modification,
                           the   supplier   must  perform in accordance with the
                           existing contract.

                  3. The contracting officer's decision to accept or reject all or any part of a VECP is final and not subject to the Claims and Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978 (41 U.S.C. 601-613).


                                    Page: 19

                                                                        PART:  2


         h. Sharing. If a VECP is accepted, the supplier will share in the contract savings as follows:

                  1. Instant Contract Savings. The supplier and the Postal Service will share equally in instant contract savings. Sharing will be accomplished by a modification reducing the contract price by an amount equal to 50 percent of the instant contract savings minus the supplier's allowable VECP development and implementation costs.

                  2. Additional Contract Savings. Unless this is a construction contract, the supplier will receive 25 percent of additional contract savings. Sharing will be accomplished by negotiating a price for the additional contract quantity that reflects a reduction in price by 75 percent of additional contract savings.

                  3. Construction Contracts. If this is a construction contract, only instant contract savings will be shared. Sharing will be accomplished in accordance with subparagraph h.1 above.

         i.       Data.

                  1. The supplier may restrict the Postal Service's right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

                           "These data, furnished under the Value Engineering Incentive clause of contract , may not be disclosed outside the Postal Service or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Postal Service's right to use information contained in these data if it has been obtained or is otherwise available from the supplier or from another source without limitation."

                  2. If a VECP is accepted, the supplier hereby grants the Postal Service unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Postal Service will have the rights specified in the contract modification implementing the VECP and will appropriately mark the data. (The terms "unlimited rights" and "limited rights" are defined in chapter 9 of the USPS Purchasing Manual.)


                                    Page: 20

                                                                        PART:  2

2.22     EQUAL OPPORTUNITY   PREAWARD   COMPLIANCE OF  SUBCONTRACTS (CLAUSE 9-9)
         (JANUARY 1997)

         The supplier may not enter into a first-tier subcontract for an estimated or actual amount of $10 million or more without obtaining in writing from the contracting officer a clearance that the proposed subcontractor is in compliance with equal opportunity requirements and therefore eligible for award.



                                    Page: 21

                                                                        PART:  3
072368-01-A-0040

                               PART 3 - PROVISIONS



3.1       BUY AMERICAN CERTIFICATE - SUPPLIES (PROVISION 1-4) (JANUARY 1997)

         The offeror certifies that each end product, except those listed below, is a domestic-source end product (as defined in the Preference for Domestic Supplies clause) and that components of unknown origin are considered to have been mined, produced, or manufactured outside the United States. Excluded end products (Offeror show country of origin for each excluded end product):

                              - - - - NONE - - - -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


3.2       TYPE OF CONTRACT (PROVISION 2-6) (JANUARY 1997)

         The Postal Service plans to award a firm fixed price type of contract under this solicitation, and all proposals must be submitted on this basis. Alternate proposals based on other contract types [___] will [X] will not be considered.



3.3      PREQUALIFIED SOURCES OR SERVICE   SUPPLIERS   AND   APPROVED   PRODUCTS
         (PROVISION OA-38) (JUNE 1988)

          a. This solicitation identifies supplies or services to which a qualification requirement applies. With respect to those supplies or services, the contracting officer reserves the right to consider only the proposals of offerors who appear, or whose products appear, on the approved products list, qualified manufacturers list, or qualified offerors list appropriate to this solicitation as of the effective date of this solicitation.

          b. Unless determined by the contracting officer to be in the Postal Service's best interests, this procurement will not be delayed in order to provide an offeror the opportunity to meet standards specified for qualification.



3.4      PLACE OF PERFORMANCE (PROVISION A-23) (JANUARY 1997)

         If the offeror intends, in the performance of any contract resulting from this solicitation, to use one or more facilities located at addresses different from the offeror's address as indicated in this proposal, the offeror must include in its proposal a statement referencing




                                    Page: 22

                                                                        PART:  3

         this provision and identifying   those  facilities  by  street address,
         city, country, state, and ZIP Code, and the name and address of the operators of those facilities if other than the offeror.

         American Locker produces CBUs at 608 Allen Street, Jamestown, NY 14701. Outdoor Parcel Lockers are produced at 583 Allen Street, Jamestown, NY 14701. Both facilities are audited by the USPS.



3.5      INSTRUCTION   TO    OFFERORS -  COMMERCIAL    ITEMS     (PROVISION 4-1)
         (JANUARY 1997) (TAILORED)

          a. Submission of offers. Submit signed and dated offers to the office specified in this solicitation at or before the exact time specified on this solicitation. Offers may be submitted on Form 8203, Order/Solicitation/Offer/Award, letterhead stationery, or as otherwise specified in the solicitation.

                  Offer is to address in writing each of the evaluation factors listed below. The offeror is to include as a minimum the following information for each evaluation factor:

                  1 CURRENT AND PAST PERFORMANCE. Provide information and references to document a record of satisfactory performance on other contracts for similar work and magnitude. Current and past performance as distinguished from experience examines the quality of a supplier's business record, not just the accomplishment of a certain type of work. The offeror must address in writing each of the following four subfactors which will be evaluated as part of current and past performance:

                           a.      quality - a record of conformance to contract
                                   requirements   and     standards   of    good
                                   workmanship;

                           b. supply chain management (the supplier's management of total material flow from all levels of subcontractors), including the following three core processes:

                                    o      procurement  - evaluating the market,
                                           determining   the  best    suppliers,
                                           meeting   the  company's  cost    and
                                           quality objectives, and consolidating
                                           the supply base;

                                    o       continuous improvement - identifying
                                            opportunities     for     optimizing
                                            materials,  service  flow and usage;
                                            implementing     best     practices;
                                            reducing  total  cost of  ownership;
                                            eliminating superfluous work; and

                                    o       innovation - breaking through to new
                                            levels   of   benefits    and   cost
                                            improvements   through   changes  in
                                            processes, products or technologies.


                                    Page: 23

                                                                        PART:  3

                           c.       timeliness of   performance - adherence   to
                                    contract    schedules,    including      the
                                    administrative aspects of performance; and

                           d. business relations - a history of being reasonable and cooperative with customers, commitment to customer satisfaction, integrity and ethics.

                  2 SUPPLIER CAPABILITY. Demonstrate current capability to:

                           a. obtain the financial and technical resources necessary to perform the work;

                           b.       have,   or    have the ability to develop, a
                                    sound quality control program;

                           c. have necessary organization, experience, supply chain management accounting and operational controls, technical skills, and production and property controls;

                           d. have the manufacturing capacity to meet the required delivery schedule, considering all existing commitments, including awards pending;

                           e. have, or have the ability to develop a web-based purchasing system that complies with solicitation requirements.

                  Offers must also include:

                  (1)      Solicitation number;

                  (2) The time specified in the solicitation for receipt of offers;

                  (3)      The name,  address   and   telephone   number of  the
                           offeror;

                  (4) A technical description of the items being offered in sufficient detail to evaluate compliance with the requirements in the solicitation. This may include product literature, or other documents, if necessary;

                  (5)      Terms of any expressed warranty;

                  (6) Price and any discount terms - SEE PART 1.2, ITEM AND PRICES;

                  (7)      "Remit to"   address,   if   different   than mailing
                           address;

                  (8)      A completed copy   of    the  representations     and
                           certifications;

                  (9)      Acknowledgment of Solicitation Amendments;



                                    Page: 24

                                                                        PART:  3

                  (10) Past performance information, when included as an evaluation factor, to include recent and relevant contracts for the same or similar items, and other references (including contract numbers, point of contact, with telephone numbers, and other relevant information); and

                  (11) If the offer is not submitted on the Form 8203, Order/Solicitation/Offer/ Award, include a statement specifying the extent of agreement with all terms and conditions and provisions included in the solicitation. Offers that fail to furnish required representations or information, or reject the terms and conditions of the solicitation may be excluded from consideration.

         b. Period for acceptance of offers. The offeror agrees to hold the prices in its offer firm for 30 calendar days from the date specified for receipt of offers, unless another time period is specified in an addendum to the solicitation.

         c. Product samples. When required by the solicitation, product samples will be submitted at or prior to the time specified for receipt of offers. Unless otherwise specified in the solicitation, these samples shall be submitted at no expenses to the Postal Service and returned at the sender's request and expense, unless they are destroyed during pre award testing.

         d. Multiple offers. Offerors are encouraged to submit multiple offers presenting alternative terms and conditions or commercial items for satisfying the requirements of this solicitation. Each offer submitted will be evaluated separately.

         e. Late offers. Offers or modifications of offers received at the address specified for the receipt of offers after the exact time specified for receipt of offers will not be considered unless determined to be in the best interests of the Postal Service.

         f. Contract award. The Postal Service intends to evaluate offers and award a contract without discussions with offerors. Therefore, the offeror's initial offer should contain the offeror's best terms from a price and technical standpoint. However, the Postal Service reserves the right to conduct discussions if later determined by the contracting officer as necessary. The Postal Service may reject any or all offers if such action is in the best interest of the Postal Service; accept other than the lowest offer, and waive informalities and minor irregularities in offers received.

         g. Multiple awards. The Postal Service may accept any item or group of items of an offer, unless the offeror qualifies the offer by specific limitations. Unless otherwise provided in the Schedule, offers may not be submitted for quantities less than those specified. The Postal Service reserves the right to make an award on any items for quantity less than the quantities offered, at the unit prices offered, unless the offeror specifies otherwise in the offer.

                                    Page: 25

                                                                        PART:  3

         h. Availability of requirements documents cited in the solicitation. The Index of Federal Specification, Standards and Commercial Item Descriptions and the documents listed in it may be obtained from the General Services Administration, Federal Supply Service Bureau, Specifications Section, Suite 8100, 470 L'Enfant Plaza, SW, Washington, DC 20407 (202) 755-0325/0326).



3.6      EVALUATION - COMMERCIAL ITEMS (PROVISION 4-2) (JANUARY 1997) (TAILORED)

         a. The Postal Service will award a contract resulting from this solicitation to the supplier whose offer conforming to the solicitation will be most advantageous to the Postal Service, price and other factors considered. The following factors shall be used to evaluate offers and are listed in descending order of importance:

               NUMBER  EVALUATION FACTOR

                  1.       Current and Past Performance

                           a.       Quality

                           b.       Supply Chain Management

                           c.       Timeliness of Performance

                           d.       Business Relations

                  2.       Supplier Capability

                           a.       Financial and Technical Resources

                           b.       Quality Control System

                           c. Organization, Experience, Supply Chain Management Accounting and Operational Controls, Technical Skills and Production and Property Controls

                           d.       Manufacturing   Capacity to  Meet   Delivery
                                    Schedule

                           e.       Web-Based Purchasing System

                  The evaluation factors listed above, when combined, are considered to be more important than price and price-related factors.

         b. The Postal Service will evaluate offers for award purposes by including only the price for the basic requirement; i.e., options will not be included in the evaluation for award purposes.


                                    Page: 26

                                                                        PART:  3


         c. A written notice of award or acceptance of an offer, mailed or otherwise furnished to the successful supplier within the time for acceptance specified in the offer, shall result in a binding contract without further action by either party. Before the offer's specified expiration time, the Postal Service may accept an offer (or part of an offer), whether or not there are negotiations after its receipt, unless a written notice of withdrawal is received before award.



3.7      RESTRICTION  ON  DISCLOSURE   AND   USE   OF   DATA     (PROVISION A-7)
         (JANUARY 1997)

         Offerors that include in their proposals data they do not want used or disclosed by the Postal Service for any purpose other than proposal evaluation may take the following steps:

         a. "This proposal includes data that may not be duplicated, used, or disclosed outside the Postal Service - in whole or in part
                  - for any purpose other than to evaluate this proposal. If, however, a contract is awarded to this offeror as a result of
                  - or in connection with - the submission of such data, the Postal Service will have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Postal Service's right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction are contained in sheets (OFFEROR INSERT NUMBERS OR OTHER IDENTIFICATION OF SHEETS).*

         b.       Mark each sheet  of   data   they wish to restrict   wit h the
                  following legend:

                  "Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal."



3.8      NOTICE OF SMALL,   MINORITY   AND   WOMEN-OWNED BUSINESS SUBCONTRACTING
         REQUIREMENTS (PROVISION 3-1) (FEBRUARY 1999)

         All suppliers, except small businesses, or unless this purchase is being made under commercial purchasing procedures, must submit with their proposals the contract-specific subcontracting plan required by the Clause 3-1, Small, Minority, and Woman-owned Business Subcontracting Requirements. Generally, this plan must be agreed to by both the supplier and the Postal Service before award of the contract.



3.9      OFFEROR   REPRESENTATIONS  AND   CERTIFICATIONS   -   COMMERCIAL  ITEMS
         (PROVISION 4-3) (JANUARY 1997)

         a. Type of Business Organization. The offeror, by checking the applicable blocks, represents that it:

                  (1)      Operates as:


                                    Page: 27

                                                                        PART:  3



                           [X] a corporation incorporated under the laws of the State of DELAWARE;


                           [_]      an individual;

                           [_]      a partnership;

                           [_]      a joint venture;

                           [_]      a limited liability company;

                           [_]      a nonprofit organization, _________; or

                           [_]      an educational institution; and

                  (2)      Is (Check all that apply)

                           [X]      a small business concern;


                           [_]      minority business:     [_] Black American

                                                           [_] Hispanic American

                                                           [_] Native American

                                                           [_] Asian American

                           [_]      a woman-owned business;

                           [_]      educational or other nonprofit organization;
                                    or

                           [_]      none of the above entities.

                  (3) Small Business Concern. A small business concern for the purposes of Postal Service purchasing means a business, including an affiliate, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration (see CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subcontractor having no more than 500 employees qualifies as a small business without regard to other factors.

                  (4) Minority Business. A minority business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, or Asian-Indian Americans. (Native Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian-Pacific



                                    Page: 28

                                                                        PART:  3

                           Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Kampuchea (Cambodian), Taiwanese or in the U.S. Trust Territories of the Pacific Islands. Asian-Indian Americans are U.S. citizens whose origins are in the Indian subcontinent.)

                  (5) Woman-owned Business. A woman-owned business is a concern at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by exercising the power to make policy decisions, and operates the business by being actively involved in day-to-day management.

                  (6) Educational or Other Nonprofit Organization. Any corporation, foundation, trust, or other institution operated for scientific or educational purposes, not organized for profit, no part of the net earnings of which inures to the profits of any private shareholder or individual.

         b.       Parent Company and Taxpayer Identification Number

                  (1) A parent company is one that owns or controls the basic business policies of an offeror. To own means to own more than 50 percent of the voting rights in the offeror. To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.

                  (2)      Enter the offeror's  Taxpayer  Identification  Number
                           (TIN) in the space provided. The TIN is the offeror's Social Security number or other Employee Identification Number used on the offeror's Quarterly Federal Tax Return, U.S. Treasury Form 941.

                           Offeror's TIN:            16-1068506
                                         ---------------------------------------

                  (3)      Check this block if   the   offeror   is    owned  or
                           controlled by a parent company:    [X]


                  (4) If the block above is checked, provide the following information about the parent company:

                           Parent Company's Name:  AMERICAN LOCKER GROUP
                                                   INCORPORATED
                                                   -----------------------------

                           Parent Company's Main Office:  JAMESTOWN
                                                        ------------------------

                           Address:  608 ALLEN STREET
                                   ---------------------------------------------

                           No. and Street:
                                          --------------------------------------


                                    Page: 29

                                                                        PART:  3

                           City:  JAMESTOWN   State:  NY   Zip Code:  14701-3966
                          -----------               ------            ----------

                           Parent Company's TIN:  16-0338330
                                                --------------------------------

                  (5) If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group:

                           Name of Common Parent
                                                --------------------------------

                           Common Parent's TIN
                                              ----------------------------------

         c.       Certificate of Independent Price Determination

                  (1) By submitting this proposal, the offeror certifies, and in the case of a joint proposal each party to it certifies as to its own organization, that in connection with this solicitation:

                           (a) The prices proposed have been arrived at independently, without consultation, communication, or agreement, for the purpose
                                    of restricting competition, as to any matter
                                    relating   to  the  prices  with  any  other
                                    offeror or with any competitor;

                           (b) Unless otherwise required by law, the prices proposed have not been and will not be knowingly disclosed by the offeror before award of a contract, directly or indirectly to any other offeror or to any competitor; and

                           (c) No attempt has been made or will be made by the offeror to induce any other person or firm to submit or not submit a proposal for the purpose of restricting competition.

                  (2)      Each person signing this proposal certifies that:

                           (a) He or she is the person in the offeror's organization responsible for the decision as to the prices being offered herein and that he or she has not participated, and will not participate, in any action contrary to paragraph (a) above; or

                           (b) He or she is not the person in the offeror's organization responsible for the decision as to the prices being offered but that he or she has been authorized in writing to act as agent for the persons responsible in certifying that they have not participated, and will not participate, in any action contrary  to  paragraph  (a)  above,  and as
                                    their agent does  hereby so certify;  and he
                                    or she has not  participated,  and  will not
                                    participate,   in  any  action  contrary  to
                                    paragraph (a) above.

                                    Page: 30

                                                                        PART:  3


                  (3) Modification or deletion of any provision in this certificate may result in the disregarding of the proposal as unacceptable. Any modification or deletion should be accompanied by a signed statement explaining the reasons and describing in detail any disclosure or communication.

         d.       Certification of Nonsegregated Facilities

                  (1) By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.

                  (2) As used in this certification, segregated facilities means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment area, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

                  (3) The offeror further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time periods):

                           NOTICE: A certification of non segregated facilities must be submitted before the award of a subcontract exceeding $10,000 that is not exempt from the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).

         e.       Equal Opportunity Affirmative Action Program.

                  The offeror, by checking the applicable block or blocks, represents that it (1) [X] has developed and has on file, [_] has not developed and does not have on file, at each establishment, affirmative action programs as required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2) and [X] has, [_] has not filed the required reports with the Joint Reporting Committee, or (2) [_] has not previously had contracts subject to the written affirmative action program requirement of the rules and regulations of the Secretary of Labor.


                                    Page: 31

                                                                        PART:  3

         Remittance Address (if different from Block 14a, PS Form 8203)

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------



3.10     PREAWARD   EQUAL   OPPORTUNITY   COMPLIANCE   REVIEW    (PROVISION 9-4)
         (JANUARY 1997)

         If the contract award will be $10,000,000 or more, the prospective supplier and its known first-tier subcontractors with subcontracts of $10,000,000 or more will be subject to a preaward compliance review. In order to qualify for award, the prospective supplier and first-tier subcontractors must be found in compliance pursuant to 41 CFR 60-1.20.



                                    Page: 32

                                                                        PART:  4
           PART 4 - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS


           ATTACHMENT NO.            NO. OF PAGES                             ATTACHMENT TITLE

                 1.                       --             Specification USPS-B-1118F (Incorporated by Reference)

                 2.                       58             Freight Traffic Management System (FTMS) User's Guide,
                                                         Version 2.2

                 3.                       19             Supplier Interface Guide for Electronic Orders




                                    Page: 33